UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 8, 2024

BRIGHTCOVE INC.

(Exact name of registrant as specified in its charter)

DELAWARE	001-35429	20-1579162
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

281 Summer Street, Boston MA	02210
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (888) 882-1880

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	BCOV	The NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 8, 2024, Brightcove Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”) to consider and vote on the four proposals set forth below, each of which is described in greater detail in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on March 29, 2024. The final voting results are set forth below.

Proposal 1 – Election of Directors

The stockholders elected each of the two persons named below to serve as a Class III director of the Company for a three-year term that expires at the Company’s annual meeting of stockholders in 2027 and until his or her successor has been duly elected and qualified, subject to his or her earlier resignation or removal. The results of such vote were as follows:

Director Name	Votes For	Votes Withheld	Broker Non-Votes
Gary Haroian	31,005,505	925,846	5,750,145
Diane Hessan	30,854,898	1,076,453	5,750,145

Proposal 2 – Ratification of Appointment of Independent Registered Public Accounting Firm

The stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024. The results of such vote were as follows:

Votes For	Votes Against	Abstentions
37,598,833	79,110	3,553

Proposal 3 – Approval, on a Non-Binding, Advisory Basis, of the Compensation of the Company’s Named Executive Officers

The stockholders approved, on a non-binding, advisory basis, the compensation of the Company’s named executive officers. The results of such vote were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
29,675,779	2,241,879	13,693	5,750,145

Proposal 4 – Non-Binding, Advisory Vote on the Frequency of Future Non-Binding, Advisory Votes to Approve the Compensation of the Company’s Named Executive Officers

The stockholders indicated, on a non-binding, advisory basis, their preference for one year as the frequency of holding future non-binding, advisory votes on the compensation of the Company’s named executive officers. The results of such vote were as follows:

Votes For One Year	Votes For Two Years	Votes For Three Years	Abstentions	Broker Non-Votes
31,043,529	16,657	826,055	45,110	5,750,145

In accordance with the recommendation of the Company’s board of directors and based on the results of the advisory vote reported above, the Company has determined that it will hold an advisory vote on the compensation of its named executive officers every year until the next required advisory vote on the frequency of holding the advisory vote on named executive officer compensation.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 9, 2024	Brightcove Inc.

	By:	/s/ John Wagner
John Wagner
Chief Financial Officer